Filed under Rules 497(e) and 497(k)

Registration No. 333-08653

Seasons Series Trust

SA Columbia Focused Value Portfolio

(the “Portfolio”)

Supplement dated May 30, 2024

to the Portfolio’s Summary Prospectus and Prospectus dated

July 28, 2023, as supplemented and amended to date

Richard Rosen, a Portfolio Manager with Columbia Management Investment Advisers, LLC (“CMIA”), has announced his intention to retire effective June 30, 2024. Until then, Mr. Rosen will continue to serve as a Portfolio Manager for the Portfolio. As part of the succession planning in place at CMIA, Jeffrey Wimmer has been named as an additional Portfolio Manager for the Portfolio. Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA Columbia Focused Value Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Richard Rosen* Senior Portfolio Manager	2015
Richard Taft Senior Portfolio Manager	2016
Jeffrey Wimmer Senior Portfolio Manager	February 2024

* Retiring June 30, 2024

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” “Columbia Management Investment Advisers, LLC (CMIA),” the following information is added at the end of the second paragraph:

Jeffrey Wimmer is a senior portfolio manager on the Focused Large Cap Value team at CMIA. He joined CMIA in 2014. He began his investment career in 2005 and has a B.S. in finance from Indiana University and an MBA from Cornell University. In addition, he holds the CFA® designation.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-812546-CFV1.1 (5/24)